LEASE
THIS LEASE made May 14, 1997, Combined Capital Associates VII, an Indiana Limited Partnership, Landlord, hereby leases unto 21st Century Telesis, Inc., a Delaware Corporation, Tenant, and the Tenant accepts the Premises, known as The Century Building located at 215 South St. Joseph Street, South Bend, Indiana, for the term of one hundred twenty (120) months commencing August 15, 1997 and ending August 14, 2007 unless sooner terminated as provided herein, to be occupied and used by the Tenant for communications equipment and sales office. In consideration thereof, Tenant shall pay to Landlord as rent, without any setoff or deductions whatsoever, the sum of Five Hundred Eighteen Thousand Seven Hundred Forty Three Dollars and Seventy Five Cents ($518,743.75) payable in installments as outlined in exhibit B.
Unpaid rent shall bear interest at 8% per annum from the date due until paid. IT IS FURTHER AGREED THAT:
I. Services to be Provided by Landlord. Landlord shall provide the following services to the Premises during reasonable business hours:

A. Janitor services and customary cleaning in common areas including restrooms;
B. Water from city mains, drawn through fixtures installed by Landlord, for drinking, lavatory and toilet purposes, including a reasonable amount of hot water;
C.     Operatorless  elevator service in common with other tenants at all times.

Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of the Landlord to obtain fuel or supplies, or any other cause beyond the reasonable control of the Landlord. Any such interruption of service shall not constitute an eviction or disturbance of the Tenant's use and possession of the Premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this lease. Landlord will use reasonable efforts promptly to remedy any situation which has interrupted such services.
2. Landlord's Title. The Landlord's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which may encumber the title of the Landlord. This lease is subject and subordinate to all ground and underlying leases, and to all mortgages which may now or hereafter affect such ground and underlying leases or the real property or building of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or hereafter to be made on the security of any such mortgages.
3. Assignment and Subletting. The Tenant shall not (a) assign or convey this lease or any interest thereunder; (b) allow any transfer of this lease or any lien upon the Tenant's interest by operation of law; (c) sublet the Premises or any part thereof without the prior written consent of the Landlord; or (d) permit the use or occupancy of the Premises or any part thereof by anyone other than the Tenant.
4. Untenantability. Should the Premises or the building be made untenantable by fire or other cause, the Landlord may elect (a) to terminate this lease as of the date of such casualty by notice to the Tenant within thirty (30) days after that date, or (b) to repair all damage to the Premises or the building so that the same shall be restored to such condition as existed immediately prior to such damage. If the Landlord elects to terminate this lease, rent shall be abated on a per diem basis and be paid to the date of the fire or casualty. If the Landlord elects to restore the Premises and building, such restoration shall be completed with reasonable promptness. If the Premises are unusable during such restoration, or if Tenant is reasonably required to close its operation while such repairs are made, the rent shall abate during such period of repair while such operations have ceased and the Premises are completely closed. If Tenant shall continue to operate on the Premises during such repairs, but shall be unable to use a substantial portion thereof, then the rent shall be pro-rated in the proportion which the area of unusable leased space bears to the total leased space for the period that said space is unusable. Landlord shall not be liable for business losses to Tenant by reason of damage to the Premises. If such untenantability is causes by the fault of the Tenant, there shall be no apportionment or abatement of rent.
5. Signs. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Premises or building by the Tenant except on the glass of the doors of the Premises and on the directory board, and then only of such color size, style and material as shall be first specified by the Landlord in writing. The Landlord reserves the right to remove all other signs at the expense of the Tenant. At the expiration of the lease term, Tenant shall remove its signs from such doors.
6. Alterations. No alterations or additions shall be made and no fixtures shall be affixed to the Premises without the prior written consent of the Landlord. On the expiration of the lease term all such additions and fixtures, except Tenant's trade fixtures and business machines, shall remain and be the property of the Landlord unless otherwise agreed in writing by Landlord.

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7.     Use  of Premises. The Tenant (a) shall occupy and use the Premises during the term for the purpose above specified and none other; (b) will not make or permit any use of the Premises which directly or indirectly is forbidden by public law, ordinance or governmental regulation, which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the building or covering its operations; (c) shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the building; (d) shall not make or permit any noise or odor that is objectionable to other occupants of the building to emanate from the Premises, shall not create or maintain a nuisance thereon, shall not disturb, solicit or canvass any occupant of the building, and shall not do any act tending to injure the reputation of the building; (e) shall not install any piano, phonograph or other musical instrument, or radio or television set in the building or any antennae, aerial wires or other equipment inside or outside the building without, in each and every instance, prior written approval by the Landlord, and if so approved, such use shall be subject to control by the Landlord so that other occupants of the building shall not be disturbed or annoyed; (f) shall not place or permit to be placed any article of any kind on the window ledges or on the exterior walls, and shall not throw or permit to be thrown or dropped any article from any window of the building; (g) shall not attach additional locks or similar devices to any door or window, and upon termination of this lease or of the Tenant's possession, shall surrender all keys of the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults; (h) shall be responsible for locking the doors and closing the transoms and windows in and to the Premises; (i)Shall not install any blinds, shades, awnings or other form of inside or outside window covering, or window ventilators or similar devices without the prior written consent of Landlord; (j) shall not overload any floor, shall route and locate safes and other heavy articles as Landlord may direct, shall bring safes, furniture and all large articles through the building and into the Premises at such times and in such manner as the landlord shall direct and at the Tenant's sole risk and responsibility, and shall list all furniture, equipment and similar articles to be removed from the building for approval at the office of the building before removal of such article; (k) shall not install in the premises any equipment which uses a substantial amount of electricity without the advance written consent of the Landlord, shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the building and the Premises and the needs of other tenants in the building, and notwithstanding Landlord's consent to such installation, shall not use more electricity than such safe capacity.


7. Use of Premises. The Tenant (a) shall occupy and use the Premises during the term for the purpose above specified and none other; (b) will not make or permit any use of the Premises which directly or indirectly is forbidden by public law, ordinance or governmental regulation, which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the building or covering its operations; (c) shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the building; (d) shall not make or permit any noise or odor that is objectionable to other occupants of the building to emanate from the Premises, shall not create or maintain a nuisance thereon, shall not disturb, solicit or canvass any occupant of the building, and shall not do any act tending to injure the reputation of the building; (e) shall not install any piano, phonograph or other musical instrument, or radio or television set in the building or any antennae, aerial wires or other equipment inside or outside the building without, in each and every instance, prior written approval by the Landlord, and if so approved, such use shall be subject to control by the Landlord so that other occupants of the building shall not be disturbed or annoyed; (f) shall not place or permit to be placed any article of any kind on the window ledges or on the exterior walls, and shall not throw or permit to be thrown or dropped any article from any window of the building; (g) shall not attach additional locks or similar devices to any door or window, and upon termination of this lease or of the Tenant's possession, shall surrender all keys of the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults; (h) shall be responsible for locking the doors and closing the transoms and windows in and to the Premises; (i)Shall not install any blinds, shades, awnings or other form of inside or outside window covering, or window ventilators or similar devices without the prior written consent of Landlord; (j) shall not overload any floor, shall route and locate safes and other heavy articles as Landlord may direct, shall bring safes, furniture and all large articles through the building and into the Premises at such times and in such manner as the landlord shall direct and at the Tenant's sole risk and responsibility, and shall list all furniture, equipment and similar articles to be removed from the building for approval at the office of the building before removal of such article; (k) shall not install in the premises any equipment which uses a substantial amount of electricity without the advance written consent of the Landlord, shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the building and the Premises and the needs of other tenants in the building, and notwithstanding Landlord's consent to such installation, shall not use more electricity than such safe capacity.
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All  persons  entering or leaving the building between the hours of 6 P.M. and 8
A.M., Monday through Friday, or at any time on Saturdays, Sundays or holidays may be required to identify themselves to a watchman by registration or otherwise and to establish their rights to enter or leave the building. The Landlord may exclude or repel, any peddler, solicitor or beggar. In addition to all other liabilities for breach of any covenant of this Article 7, the Tenant shall pay to the Landlord all damages caused by such breach and shall also pay to Landlord as additional rent hereunder an amount equal to any increase in insurance premiums caused by such breach. The violation of any covenant of this
Article  7  may  be  restrained  by  injunction.
8. Repairs. Tenant shall take good care of the Premises and the fixtures therein, and shall keep the premises in good order, condition and repair at Tenant's expense during the term of this lease, including the replacement of all interior broken glass and exterior glass broken by Tenant, with glass of the same size and quality. If the Tenant does not make such repairs promptly and adequately, the Landlord may, but need not, make such repairs and Tenant shall promptly pay Landlord for the costs thereof as additional rent. On expiration or early termination or cancellation of this lease, Tenant shall surrender the Premises and Landlord's fixtures in as good condition as of the time of delivery subject to reasonable wear and tear. All injury to the building or fixtures caused by moving of the Tenant in and out of the building, and any and all breakage or any other injury whatsoever to the building, fixtures, or to the property of other tenants of the building caused by Tenant, and any damage done by water, steam, electricity, fire or other substance to the building or fixtures or to the property of other tenants of the building due to the negligence of the Tenant, may be repaired by Landlord at the expense of the Tenant and shall become due and payable by the Tenant as additional rent upon delivery of a statement of such costs by Landlord to Tenant or mailing the same postage prepaid, to the Tenant at its last known address.
9. Indemnity and Liability Insurance Obligations. Tenant agrees to indemnify and save and hold Landlord harmless from any and all claims, demands, judgments, losses, fines, penalties, costs, expenses and attorneys' fees for damages to persons or property, or for loss of life arising from this lease or Tenant's use of the Premises; relating to or arising from the default or omission of Tenant or from the violation by Tenant of any law, ordinance or statute; resulting or arising out of any accident or other occurrence due directly or indirectly to the use and occupancy of the Premises by Tenant, its agents, employees, tenants, guests, invitees and assigns, or by any other person or person to the extent Landlord's liability and cost of defense is not fully covered by insurance.

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Tenant  agrees,  that at all times during the Term, Tenant will cany a policy of comprehensive general liability insurance with a company or companies satisfactory to Landlord covering the Premises, insuring against public liability in an amount not less than One Million Dollars ($1,000,000.00) for each occurrence for bodily injury liability and personal injury liability and One Million Dollars ($1,000,000.00) annual aggregate and property damage liability of Five Hundred Thousand Dollars ($500,000.00) for each occurrence and annual aggregate. Tenant agrees that Landlord shall be named as an additional insured on those liability insurance policies during the Term and that the same will be evidenced by a certificate setting forth the above required insurance coverage issued by the insurance company or its agent to Landlord and agreeing that the policy may not be modified or canceled without at least ten (10) days prior written notice to Landlord.
10. Environmental Matters. At Tenant's expense, Tenant shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Premises, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, hazardous materials, waste disposal, air emissions and other environmental matters, all zoning and land use matters and with any direction of any pubic officer or officers pursuant to law which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises. Tenant shall not cause or permit any hazardous material to be brought upon, kept or used in the Premises by Tenant, its agents, employees, contractors or invitee without the prior written consent of Landlord, which consent shall not be unreasonably withheld as long as Tenant demonstrates to Landlord's reasonable satisfaction that such hazardous material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such hazardous materials so brought upon or used or kept in or about the Premises. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to those substances, materials and wastes listed in these United States Department of Transportation Hazardous Material Tables (49 CFR 172.101) or by the
Environmental Protection Agency as hazardous substances or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. Tenant agrees to indemnify and hold Landlord harmless against any claim, expense damages or expense (including but not limited to attorney fees) arising from Tenant's breach of this provision.

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11.     Condition of Leased Premises. Tenant agrees that Tenant has examined the
Premises prior to signing this Lease and is familiar with the condition of the Premises, and that the same are accepted "as is" with no repairs or modifications. Tenant agrees that no representations of warranties as to the condition of the Premises have been made by or on behalf of Landlord.
12. Compliance with ADA Requirements. Landlord and Tenant acknowledge that the Americans With Disability Act ("ADA") is applicable to the Building and that each of them have responsibilities under that Act. Landlord agrees that it shall comply with the requirement of ADA in all public areas of the Building. Tenant agrees that it will make any architectural modifications in the Premises required by the ADA and in compliance with the policies which may be applicable to the Premises at the expense of Tenant and that Tenant is responsible for and agrees to indemnify and hold Landlord harmless against any claims made by any third party on the grounds that the Premises do not comply with the ADA or any regulations applying the same. Landlord agrees to indemnify and hold Tenant harmless against any claim that the common areas of the building in which the Premises is located do not comply with ADA and all regulations which are applicable. Landlord agrees that Tenant may modify the Premises to comply with ADA, providing Landlord approves the plans and specifications for such changes in advance of the commencement of construction.
13. Eminent Domain. If the building, or any portion thereof which includes a substantial part of the Premises or which prevents the operation of the building, shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose. The Tenant shall have no right to share in the condemnation award.
14. Rights Reserved to Landlord. The Landlord reserves the right (a) to change the name or street address of the building without notice or liability;(b) to install and maintain signs on the exterior of the building; (c) to designate all sources furnishing sign painting and lettering, ice, drinking water, towels, and toilet supplies used on the Premises; (d) if during or prior to the termination of this Lease Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy; (e) to have pass keys to the Premises; (f) to exhibit the Premises to others and to display "For Rent" signs on the Premises during the last ninety (90) days of the lease term; (g) to take any and all measures, including inspection, repairs, alterations, additions and improvements to the Premises or to the building as may be necessary or desirable for the safety, protection or preservation of the Premises or the building or the Landlord's interest therein , or as may be necessary or desirable in the operation of the building

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(h)  to  approve  all  movers  employed  by Tenant to move Tenant's furnishings, fixtures, and equipment in or out of the Premises. The Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant.
15. Holding Over. If the Tenant retains possession of the Premises or any part thereof after the termination of this lease by a lapse of time or otherwise, the Tenant shall pay the Landlord rent at double the rate of rental specified in this lease for the time the Tenant thus remains in possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term by lapse of time or otherwise, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, such holding over shall constitute a renewal of this lease for one year. The provisions of this Article do not waive Landlord's right of re-entry or any other right under this lease.
16. Notices. Any notice which the landlord may desire or be required to give the Tenant shall be deemed sufficiently given or rendered if delivered in writing to the Tenant personally or sent by certified or registered mail, addressed to the Tenant at the Premises, return receipt requested. Any notice which Tenant may desire or be required to give to the Landlord shall be deemed sufficiently given or rendered if delivered in writing to Landlord personally or sent by certified or registered mail, addressed to Landlord at Combined Management Services, Inc., 215 South St. Joseph Street, P.O. Box 4095, South Bend, Indiana 46634, or such other place as Landlord may from time to tome designate in writing.
17. Default By Tenant. In the event of a default by Tenant under this lease, Landlord shall have the following remedies: (a) If any voluntary or involuntary petition or similar pleading under any section of any bankruptcy act shall be filed by or against the Tenant or any voluntary or involuntary proceedings in any court or tribunal shall be instituted to declare the Tenant insolvent or unable to pay its debts, and in the case of an involuntary petition or proceeding, it is not dismissed within thirty (30) days from the date it is filed, then Landlord at its election and without further notice or demand, and either with or without entry upon the premises, may forthwith cancel this lease and be thereafter entitled to recover damages in an amount equal to the present value of the rental obligation herein stated, including increases in rent as provided in Articles 18 and 19 below, less the fair rental value for the Premises which it can obtain for the residue of the stated lease term; and/or
(b)  if  default  be  made  by  Tenant.

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(i)     at  any time in the payment of any rent upon the day when the same shall become  due;  or,
(ii) in the performance of any of the other terms, conditions or covenants of this lease by Tenant to be performed, then the Landlord may enter into and upon the Premises or any part thereof and repossess the same, with or without terminating this lease and without prejudice to any of its remedies for rent or breach of covenant, and may, at it's option, terminate this lease by giving written notice of it's election so to do, or may, at it's option, lease the Premises or any part thereof as the agent of the Tenant or otherwise. The Tenant shall, without demand or further process of law, pay to Landlord at the end of each month during the full term of this lease the difference between the rent due Landlord from the Tenant under this lease, including the increases in rent due under Articles 18 and 19 below, and the net receipts, if any, being received by the Landlord from the Premises (such net receipts to be calculated by deducting from the gross receipts, the expense of each and every kind incurred by Landlord in connection with the re-letting of the Premises and performing Tenant's obligations hereunder). In the event the rent for re-letting the Premises is higher than the monthly rent under the term of this lease, then such excess rent shall belong to the Landlord and the Tenant shall have no claim thereto; and (c) the foregoing rights and remedies given to the Landlord are and shall be deemed to be cumulative, and the exercise of any of them shall not be deemed to be an election excluding the exercise by the Landlord at any other time of a different or inconsistent remedy. Such rights and remedies shall be deemed to be given to said Landlord in addition to any other and further rights granted to Landlord by the terms hereof, or by the laws of the State of Indiana, and the failure of the Landlord at any time to exercise any right or remedy herein granted established by law shall not be deemed to operate as a waiver of it's right to exercise such right or remedy at any other time.

18. Rent Increase due to Increased Taxes. (a) The rent payable by Tenant for each year during the term of this lease shall be increased in accordance with the provisions of this Article, the following definitions shall apply:

(1)     The  term  "base  year"  shall  mean  the  first  calendar  year  1997.
(2)     The  term "the proportionate share" shall mean 12.37% (5,845 of 47,258).
(3) The term "real estate taxes" shall mean all taxes and assessments levied, assessed or imposed at any time by any municipal, county, or state or Federal government or any government authority upon or against the land and/or building of which the Premises form a part, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said land and/or building to the extent that the same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments upon or against said land and/or building.

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(b)     In  the event that the real estate taxes levied, assessed or imposed for any calendar year following the base year shall exceed the amount of such real estate taxes levied, assessed or imposed during the base year, Tenant shall pay to Landlord as additional rent an amount equal to its proportionate share of the excess. Such amount shall be payable from Tenant to Landlord within ten (10) days from the date that the Tenant has received written notice requiring such payment together with paid tax bills or photostatic copies thereof for such calendar year and for the base year. (c) The amount of real estate taxes actually payable or paid by Landlord for the base year shall be used in the computation of the amount of additional rental payable under this Article 15 until the amount of real estate taxes payable for the base year shall be reduced by final determination of legal proceedings, settlement or otherwise. In the event of such reduction, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this Article and the additional rent theretofore paid or payable hereunder shall be re-computed on the basis of such reduction, and Tenant shall pay to landlord as additional rent within ten (10) days after being billed therefor, any difference between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. If, after Tenant shall have made a payment of additional rent under this Article, Landlord shall receive a refund of any portion of the real estate taxes payable for any calendar year after the base year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) days after receiving the refund pay to Tenant the Tenant's proportionate share of the refund less the expenses (including attorneys; tax consultants', and appraisers' fees) incurred by Landlord in connection with any such application or proceeding.
20. Pro-Rating. On the date of any expiration or termination of this lease, whether by lapse of time or otherwise, the entire additional rent for the preceding calendar year as required by Articles 18 and 19 above, and a proportionate share of the additional rent for the calendar year during which such expiration or termination occurs as required by said Articles 18 and 19, shall immediately become due and payable by Tenant to the Landlord. The said proportionate share shall be based upon the length of time this lease shall have been in existence during such latter calendar year. Promptly after said expiration or termination, Landlord shall compute the additional rent due from Tenant as aforesaid, which computation shall be an estimate based upon the most recent annual statement furnished to Tenant under Article 18 above, and the most recent tax bill furnished to tenant under Article 19 above. Within ten (10) days after such statements and such tax bills are furnished to Tenant, Landlord and Tenant shall make appropriate adjustments for said estimated payments.

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21.     Liens.  (a)  Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises and the building, nor shall the interest or estate of Landlord in said Premises and building be in any way subject to any claim by way of lien or encumbrance whether by operation of law or by virtue of any express or implied contract by Tenant. Tenant will not permit the Premises and building to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished or claimed to have been furnished to Tenant for or on the Premises and building. At its election, Landlord may (but shall not be required so to do) remove or discharge such lien or claim for lien (with the right, in its discretion to settle or compromise the same) and any amounts advanced by Landlord for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent day after any such payment, with interest at the rate of eight percent (8%) per annum from the date of payment thereof.
22. Offset Statements. Tenant agrees at any time and from time to time, upon not less than 20 days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, stating the modifications and that the lease as so modified is in full force and effect), the commencement and termination dates of this lease, that Tenant has accepted the Premises, and the date to which rental and other charges have been paid in advance, if any, and that the Tenant has no claims against Landlord or offsets against rentals. It is intended that such statement may be relied upon by prospective purchasers of Landlord's interest in the land and building, or by a mortgage or assignee of any mortgage upon Landlord's interest in said land and building.
23. Indemnity, Loss and Damages. (a) Tenant will pay and discharge, and will indemnify and save harmless the Landlord against and from all losses, liabilities, costs, damages, and expenses, including reasonable architects' and attorneys' fees, which may be incurred by or asserted against Landlord by reason of or in respect to any of the following occurring during the term of this lease: (I) any work or thing done by Tenant in, on or about the Premises or any part thereof, (2) any use, non-use, possession, occupation, condition, operation, maintenance or management by Tenant of the Premises, or any part thereof; (3) any negligence on the part of Tenant occurring in or about the building structure, (b) In case any action or proceeding is brought against the Landlord by reason of any losses, liabilities, costs, damages, or expenses incurred by or asserted against the Landlord, by reason of or in respect to any of the matters or things set forth in subarticle (a) of this Article 23, Tenant, upon written notice from the Landlord, will at Tenant's expense resistor defend such action or proceedings.

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Tenant and Landlord agree to give each other prompt written notice of any claim, action or proceedings brought or threatened against Landlord and/or Tenant and/or against the Premises, of which either party has notice. (c) To the extent permitted by law, the Landlord shall not be liable for any damage either to person or property (except damage willfully or wantonly caused by the Landlord) sustained by the Tenant or by other persons due to the building or any part thereof or any appurtenance thereof becoming out of repair, or due to the happening of any accident in or about said building, or due to any act or neglect of any tenant or occupant of said building, or of any other person. This limitation as to liability shall apply only to the Landlord.
24. Miscellaneous. (a) The invalidity of any provision, clause or phrase herein contained shall not serve to render the balance of this lease ineffective or void. (b) In the event that Landlord or Tenant institute legal proceedings against the other for the breach of any of the covenants or conditions herein contained, then the successful party shall recover reasonable attorneys' fees and expenses from the other. (c) This agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, devisees, successors and assigns. Any reference to the Tenant or Landlord herein shall, for the purpose of determining liability for property damage, personal injury and the like, be deemed to include the Tenant, Landlord, his or its respective agents, employees, servants, partners, independent contractors, licenses, invites, guests or visitors. (d) This agreement supersedes and cancels all prior negotiations and agreements whatsoever and these presents shall be amended only upon the joint written undertaking of the parties hereto. (f) Except as elsewhere herein expressly provided, all amounts owed by the Tenant to the Landlord hereunder shall be deemed to be additional rent and shall be deemed payable within ten (10) days from the date the Landlord renders statement of account therefor to the Tenant, and shall bear interest at the rate of 8% per annum thereafter until paid. (g) The tenant shall abide by all reasonable rules and regulations adopted by Landlord pertaining to the operation and management of the building. If any rules and regulations adopted by Landlord are contrary to the terms of this lease, the terms of this lease shall govern.

IN WITNESS WHEREOF, the parties hereunto set their hands and seal the day and year first above written.
LANDLORD:                              TENANT:
Combined  Capital  Associates  VII,     21st  Century  Telesis,  Inc.
an  Indiana  Limited  Partnership          a  Delaware  Corporation
BY:     Robert  A.  Sowinski               BY:     Philip  J.  Chasmar

ITS:  Managing  General  Partner          ITS:  Executive  Vice  President
                                        &  Secretary


EXHIBIT  B
ADDENDUM  TO  A  LEASE
THE  CENTURY  BUILDING
215  SOUTH  ST.  JOSEPH  STREET
SOUTH  BEND,  INDIANA

1.  PARTIES:     (LANDLORD)     Combined  Capital  Associates  VII
               P.O.  Box  4095
               South  Bend,  Indiana  46634
               (TENANT)     21st  Century  Telesis,  Inc.
               215  South  St.  Joseph  Street,  Suite  101
               South  Bend,  Indiana  46601

2. AREA: (A) Approximately 5,845 square feet as outlined on exhibit A. (B) Use of outside space, if necessary, at rear (west) of building for placement of FIVAC and/or standby generator (subject to local codes). (C) Rooftop placement of small communications antenna.
3.     TERM:  Ten  (10)  years.

4.     RENT:  Years  I  through  5  at  $8.50  per  square  foot  per  year.
Years  6  through  10  at  $9.25  per  square  foot  per  year.
5. ESCALATIONS: Tenant pays to Owner real estate tax escalations for incremental increases over and above 1997 base year on a pro rata and semi-annual basis.

6.     TERM  COMMENCEMENT:  August  15,  1997

7.     TERM  EXPIRATION:  August  14,  2007

8.     OCCUPANCY:  May  1,  1997

9. BUILD-OUT: Tenant to perform their own demolition and build out including new HVAC equipment for Tenant's space and at Tenant's expense.

10. UTTLITIES: Tenant to pay electric charges from Tenant installed electric meter.
Electric  meter  to  measure all electrical usage in Tenant's space and Tenant's
HVAC
Equipment. Owner responsible for all other utilities, except telephone, and at Owner's expense.
11. HVAC: Tenant to install and maintain their own HVAC system for Tenant's space and outside area as outlined in paragraph 2 above, if necessary, and at Tenant's expense.


12. JANITORIAL SERVICES: Tenant to provide within Tenant's space and at Tenant's expense. Owner to provide for common areas and restrooms and at Owner's expense.


13. MAINTENANCE: Tenant will maintain within Tenant's space including but not limited to light bulbs and at Tenant's expense. Tenant will also be responsible for first floor HYAC unit and backup generator, if necessary, and at Tenant's expense. Owner responsible for all other major building components including exterior and at Owners expense.


14. USE: Communications equipment and office and sales office subject to zoning approval.


15. ACCESS: Tenant to have access 24 hours per day, 7 days per week to building. Tenant shall have free access to first and third floor hallways.


16. VENTTLATION: Tenant allowed to install ventilation and cables, if necessary, through rear exterior wall and at Tenant's expense.


17. PAYMENT OF RENT: Tenant shall pay to Owner first years rent upon execution of Lease Agreement in the amount of $49,682.50. All other rent Tenant pays to Owner shall be payable monthly in advance.


18. OPTION TO RENEW: Extension # I for years II through 15 at $10.00 per square foot per year. Extension #2 for years 16 through 20 at $10.50 per square foot per year.


20. SIGNAGE: Tenant shall, at Tenant's discretion, install exterior signage at street level on South East corner on the East side of building by Tenant at Tenant's expense as shown on exhibit C.
21. COMMISSIONS: A six (6) percent leasing commission of the initial term often (10) years will be paid by Owner to Century 21 Realty Plus Commercial in the amount of $31,124.63 upon delivery of the signed Lease Agreement. No leasing commission will be paid to Century 21 Realty Plus Commercial on any option to renew exercised by Tenant. Century 21 Realty Plus Commercial has disclosed that no commissions are being paid by Tenant, either directly or indirectly, to Century 21 Realty Plus Commercial.
AGREED  TO  AND  ACCEPTED  THIS  14th  DAY  OF  MAY,  1997.
OWNER
COMBINED  CAPITAL  ASSETS  VII
By:  Robert  A.  Sowinski,  Managing  General  Partner
AGREED  TO  AND  ACCEPTED  THIS  14th  DAY  OF  MAY,  1997.
TENANT
21st  CENTURY  TELESIS,  INC.
BY:  Philip  J.  Chasmar
ITS:  Executive  Vice  President  &  Secretary